UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 20, 2012

ZIOPHARM Oncology, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33038	84-1475672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Avenue of the Americas Suite 2020 New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

(646) 214-0700

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement.

On January 20, 2012, ZIOPHARM Oncology, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as representative of the several underwriters listed in Schedule I thereto (the “Underwriters”), relating to an underwritten public offering of 9,650,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share. All of the Shares were sold by the Company. The price to the public was $5.20 per share, and the Underwriters agreed to purchase the Shares from the Company pursuant to the Underwriting Agreement at a purchase price of $4.888 per share. The net proceeds to the Company are expected to be approximately $46.9 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. Under the terms of the Underwriting Agreement, the Company has granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 1,447,500 shares of common stock to cover over-allotments, if any, at a purchase price of $4.888 per share.

The offering was made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-177793) previously filed with the Securities and Exchange Commission. A prospectus supplement relating to the offering has been filed with the Securities and Exchange Commission.  The closing of the offering took place on January 25, 2012.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report. The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

A copy of the opinion of Cooley LLP relating to the legality of the issuance and sale of the Shares in the offering is attached as Exhibit 5.1 hereto.

Item 8.01 Other Events.

On January 20, 2012, the Company issued a press release announcing the pricing of the public offering.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 20, 2012 between ZIOPHARM Oncology, Inc. and J.P. Morgan Securities LLC, as representative of the several underwriters
5.1	Opinion of Cooley LLP
23.1	Consent of Cooley LLP (included as part of Exhibit 5.1)
99.1	Press Release, dated January 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIOPHARM Oncology, Inc.

	By:	/s/ Caesar Belbel
Date: January 25, 2012		Name: Caesar Belbel
Title: Executive Vice President, Chief Legal Officer and Secretary

INDEX OF EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 20, 2012 between ZIOPHARM Oncology, Inc. and J.P. Morgan Securities LLC, as representative of the several underwriters
5.1	Opinion of Cooley LLP
23.1	Consent of Cooley LLP (included as part of Exhibit 5.1)
99.1	Press Release, dated January 20, 2012